UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

TRIARC COMPANIES, INC.
--------------------------------------------------
(Exact name of registrant as specified in its charter)

DELAWARE	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 514-4100

(Former Name or Former Address, if Changed Since Last Report)		Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On October 22, 2007, Triarc Companies, Inc. (the “Company” or “Triarc”) announced that it is continuing to explore with Deerfield Triarc Capital Corp. (“DFR”) revised terms and conditions of the previously announced sale to DFR of Deerfield & Company LLC (“Deerfield”), a Chicago-based fixed income asset manager of which Triarc owns a controlling interest. DFR is a diversified financial company that is externally managed by a subsidiary of Deerfield. The parties mutually terminated their April 19, 2007 agreement (the “Merger Agreement”) on October 19, 2007. The related registration rights agreement dated April 19, 2007 (the “Registration Rights Agreement”) terminated automatically upon termination of the Merger Agreement. Triarc also announced that it is also actively examining other options to realize the value of its ownership interest in Deerfield, including a sale of its interest in Deerfield to another buyer or a spin-off to Triarc’s shareholders. A copy of the press release providing an update on the disposition of Deerfield and announcing the termination of the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The terms and conditions of the Merger Agreement and the Registration Rights Agreement are described in more detail in Item 1.01 of Triarc’s Current Report on Form 8-K filed on April 24, 2007, which is incorporated herein by reference.

Concurrently with the termination of the Merger Agreement, the exercise by certain affiliates of Gregory H. Sachs, a former director of Triarc and a director and the chairman and chief executive officer of Deerfield, under a letter agreement dated as of May 25, 2007 (the “Put Exercise Agreement”) of their right to require Triarc to purchase all of their interests in Deerfield (“put rights”) in connection with, and subject to the consummation of, the proposed sale of Deerfield to DFR, has also terminated. Mr. Sachs’ affiliates continue to have certain put rights under Deerfield’s existing operating agreement. In addition, Mr. Sachs’ resignation as a director and as chairman and chief executive officer of Deerfield and its subsidiaries, which was subject to the consummation of the merger, has been deemed withdrawn and is no longer effective, as provided in the Put Exercise Agreement. Thus, Mr. Sachs remains chairman and chief executive officer of Deerfield and its subsidiaries. The terms and conditions of the Put Exercise Agreement are described in more detail in Item 1.01 of Triarc’s Current Report on Form 8-K filed on May 30, 2007, which is incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release of Triarc Companies, Inc. dated October 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

TRIARC COMPANIES, INC.
By: /s/ NILS H. OKESON
Nils H. Okeson
Senior Vice President,
Associate General Counsel and Secretary

Dated: October 25, 2007

EXHIBIT INDEX

Exhibit                      Description

99.1	Press release of Triarc Companies, Inc. dated October 22, 2007.